Exhibit 99.1

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

JUDGE: STEVEN A. FELSENTHAL

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: JANUARY 31, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Robert H. Stone
Chief Restructuring Officer
Date: February 18, 2003

PREPARER:

Stephen N. Shapu
Director of Accounting
Date: February 18, 2003

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 1

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
ASSETS		AMOUNT	DECEMBER 2002	JANUARY 2003
1.	UNRESTRICTED CASH	$3,329,793	$3,291,749	$3,221,158
2.	RESTRICTED CASH		$0
3.	TOTAL CASH	$3,329,793	$3,291,749	$3,221,158	$0
4.	ACCOUNTS RECEIVABLE (NET)		$7,004	$488
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES	$9,828	$242,998	$216,842
8.	OTHER (ATTACH LIST)		$705,936	$660,750
9.	TOTAL CURRENT ASSETS	$3,339,621	$4,247,687	$4,099,238	$0
10.	PROPERTY, PLANT & EQUIPMENT	$5,000	$60,687	$60,687
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION		$56,844	$57,223
12.	NET PROPERTY, PLANT & EQUIPMENT	$5,000	$3,843	$3,464	$0
13.	DUE FROM INSIDERS
14.	OTHER ASSETS — NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)	$1,075,798	$4,319,762	$4,317,245
16.	TOTAL ASSETS	$4,420,419	$8,571,292	$8,419,947	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$7,574	$3,508
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)		$10,928,362	$10,918,669
23.	TOTAL POSTPETITION LIABILITIES		$10,935,936	$10,922,177	$0
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT	$2,027	$2,027	$2,027
26.	UNSECURED DEBT	$23,907	$23,907	$23,995
27.	OTHER (ATTACH LIST)	$20,208,311	$7,932,296	$8,018,773
28.	TOTAL PREPETITION LIABILITIES	$20,234,245	$7,958,230	$8,044,795	$0
29.	TOTAL LIABILITIES	$20,234,245	$18,894,166	$18,966,972	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY	$(15,813,826)	$(10,213,323)	$(10,213,323)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(123,381)	$(347,532)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$13,830	$13,830
33.	TOTAL EQUITY	$(15,813,826)	$(10,322,874)	$(10,547,025)	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$4,420,419	$8,571,292	$8,419,947	$0

ATTACHED LIST FOR THE FOLLOWING ITEMS:

			MONTH *	MONTH *
		SCHEDULE AMOUNT	December-02	January-03
LINE 8:
	Trust Account Neligan, Tarpley	$—	$115,000	$80,000
	Trust Account Weil Gotshal	—	90,000	80,000
	Accrued interest on CD	—	936	—
	Amounts advanced to related parties**	—	—	750
	Escrow Account 1996 Stockholder Lawsuit Settlement	—	500,000	500,000
		$—	$705,936	$660,750

LINE 15:
	Cash surrender value of life insurance policy	$79,805	$79,805	$78,850
	Class action lawsuit settlement with Federal Express	100	—	—
	Major Medical Expense Benefit Trust	15,893	19,091	15,331
	Alumet Partnership value	647,000	—	—
	WD-40 contingent right value	68,000	—	—
	Transitions II LP value	39,000	—	—
	Estimated value of interests in subsidiaries:
	Natmin Development	126,000	—	—
	Riverside Insurance Co.	100,000	—	—
	Equity value of investment in Chemlink Labs LLC	—	827,769	827,769
	Note receivable from Chemlink Labs LLC plus accrued interest	—	217,897	220,095
	Cost of investment in Presby Corp.	—	3,175,200	3,175,200
		$1,075,798	$4,319,762	$4,317,245
LINE 22:
	Accrued salaries	$—	$4,116	$6,001
	Unearned sublease rent	—	4,000	—
	Accrued US Trustee Fee	—	—	1,250
	Intercompany post-petition payable to Natmin Development	—	2,706	—
	GAAP investment in the following subsidiaries (equity basis):
	Avatex Funding, Inc.	—	14,753,000	14,753,083
	Davenport, Inc.	—	(4,395,893)	(4,400,772)
	National Aluminum Corp	—	562,539	562,712
	Natmin Development Corp	—	(2,406)	(3,988)
	US HealthData Interchange, Inc.	—	300	383
		$—	$10,928,362	$10,918,669

	* Monthly amounts are based on GAAP financial statements.
	** Amounts advanced to subsidiaries that are also in bankruptcy that do not have any cash resources of their own. The balances are as follows:
	Avatex Funding (Case No. 02-81274-SAF-11)			$250
	Davenport (Case No. 02-81287-SAF-11)			250
	US HealthData Interchange, Inc. (Case No. 02-81284-SAF-11)			250
				$750

2

ATTACHED LIST FOR THE FOLLOWING ITEMS:

				MONTH *	MONTH *
			SCHEDULE AMOUNT	December-02	January-03
LINE 27:
	Directors **	Directors Retirement	$837,000	$697,545	$701,515
	Butler, Abbey J.	Severance	628,738	628,738	628,738
	Darnell, Tanis	Severance	94,875	94,875	94,875
	Estrin, Melvyn	Severance	581,738	581,738	581,738
	Murray, John	Severance	239,000	239,000	239,000
	Overton, Linda	Severance	5,183	5,183	5,183
	Schleier, Grady	Severance	259,000	259,000	259,000
	Shapu, Stephen	Severance	—	—	94,875
	Lee, Michael	Severance	—	—	5,530
	Supplemental Pension **	Retirement Plan	630,595	657,101	662,571
	William J. Rust	Additional death benefit	80,000	80,000	80,000
	William D. Thompson	Additional death benefit	266,120	266,120	266,120
	Wells Fargo Bank	Indenture Trustee	14,752,700	—	—
	Liability for shares of Permian outstanding		—	88,722	88,722
	Accrued bonuses		—	4,366	4,366
	NII Pension GAAP liability **		—	12,444	13,259
	Environmental liability accrual		—	426,825	426,825
	Liability for 1996 stockholder lawsuit		—	500,000	500,000
	Former employees	Retiree Health and Life	1,833,362	3,390,639	3,366,456
			$20,208,311	$7,932,296	$8,018,773

Line 32:
	FAS 115 unrealized gain on Presby -preferred stock treated as debt and carried at market value up to cost basis ***		$—	$13,830	$13,830

*              Monthly amounts are based on GAAP financial statements.

**           Basis is determined using  expense charge based on actuarial calculations at March 31, 2002 which is added to carryforward basis from prior year less claims paid.  Normally, trued-up with actuarial value at end of fiscal year when new calculations based on changes during year are made.

***         Net change for period due to increase in fair value, but not to exceed cost or redemption value.

INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER
REVENUES		December-02	January-03		TOTAL
1.	GROSS REVENUES				$0
2.	LESS: RETURNS & DISCOUNTS				$0
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL				$0
5.	DIRECT LABOR				$0
6.	DIRECT OVERHEAD				$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$13,788	$21,142		$34,930
10.	SELLING & MARKETING				$0
11.	GENERAL & ADMINISTRATIVE	$44,415	$160,008		$204,423
12.	RENT & LEASE	$119	$587		$706
13.	OTHER (ATTACH LIST)	$23,427	$12,654		$36,081
14.	TOTAL OPERATING EXPENSES	$81,749	$194,391	$0	$276,140
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(81,749)	$(194,391)	$0	$(276,140)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$3,635	$10,746		$14,381
17.	NON-OPERATING EXPENSE (ATT. LIST)	$5,611			$5,611
18.	INTEREST EXPENSE				$0
19.	DEPRECIATION / DEPLETION	$378	$378		$756
20.	AMORTIZATION				$0
21.	OTHER (ATTACH LIST	$6,222	$6,122		$12,344
22.	NET OTHER INCOME & EXPENSES	$3,868	$16,490	$0	$20,358
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$45,000	$45,000		$90,000
24.	U.S. TRUSTEE FEES	$500	$1,250		$1,750
25.	OTHER (ATTACH LIST)				$0
26.	TOTAL REORGANIZATION EXPENSES	$45,500	$46,250	$0	$91,750
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(123,381)	$(224,151)	$0	$(347,532)

ATTACHED LIST FOR THE FOLLOWING ITEMS:

		Dec-02	Jan-03
Line 11:
	Additional Prepetition severance costs	$—	$100,405
	Employee salaries and benefits	15,973	28,233
	Insurance expense	23,883	23,516
	Cost of transfer agent for common stock	—	3,000
	Travel expenses	195	838
	Other	4,364	4,016
		$44,415	$160,008

Line 13:
	GAAP Pension expense for directors pension	$15,368	$3,970
	GAAP Pension expense for the NII Pension plan	815	815
	GAAP Pension expense for the retiree healthcare plan	1,713	1,713
	Fees paid to Highmark Services for retiree healthcare	61	61
	Fees paid to Spectrum HR for retiree healthcare	—	625
	Accretion of discount on supplemental pension plans	5,470	5,470
		$23,427	$12,654

Line 16:
	Interest income on invested cash	$2,217	$4,035
	Sublease income on former home office	—	4,000
	Proceeds from sale of computer equipment	—	25
	Dividend income from WD-40 stock held in escrow	—	488
	Interest income on note receivable	1,418	2,198
		$3,635	$10,746

Line 17:
	Loss on sale of property and equipment	$5,611	$—

Line 21:
	Equity in income of Natmin Development Corp	$2,456	$1,582
	Equity in income of Davenport, Inc.	4,712	4,879
	Equity in loss of Avatex Funding, Inc.	(250)	(83)
	Equity in loss of US HealthData Interchange, Inc.	(250)	(83)
	Equity in loss of National Aluminum Corp	(446)	(173)
		$6,222	$6,122

CASH RECEIPTS AND		MONTH	MONTH	MONTH	QUARTER
DISBURSEMENTS		December-02	January-03		TOTAL
1.	CASH — BEGINNING OF MONTH	$3,329,793	$3,291,749	$3,221,158	$3,329,793
RECEIPTS FROM OPERATIONS
2.	CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION		$7,864		$7,864
5.	TOTAL OPERATING RECEIPTS	$0	$7,864	$0	$7,864
	NON — OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS		$25		$25
8.	OTHER (ATTACH LIST)	$4,349	$7,746		$12,095
9.	TOTAL NON-OPERATING RECEIPTS	$4,349	$7,771	$0	$12,120
10.	TOTAL RECEIPTS	$4,349	$15,635	$0	$19,984
11.	TOTAL CASH AVAILABLE	$3,334,142	$3,307,384	$3,221,158	$3,349,777
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$16,392	$23,935		$40,327
13.	PAYROLL TAXES PAID	$8,771	$16,713		$25,484
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES	$520	$67		$587
16.	UTILITIES	$426	$592		$1,018
17.	INSURANCE	$998	$487		$1,485
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL		$1,044		$1,044
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE	$160	$29		$189
23.	SUPPLIES		$2,310		$2,310
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)	$15,126	$31,740		$46,866
26.	TOTAL OPERATING DISBURSEMENTS	$42,393	$76,917	$0	$119,310
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES		$500		$500
29.	OTHER (ATTACH LIST)		$8,809		$8,809
30.	TOTAL REORGANIZATION EXPENSES	$0	$9,309	$0	$9,309
31.	TOTAL DISBURSEMENTS	$42,393	$86,226	$0	$128,619
32.	NET CASH FLOW	$(38,044)	$(70,591)	$0	$(108,635)
33.	CASH — END OF MONTH	$3,291,749	$3,221,158	$3,221,158	$3,221,158

ATTACHED LIST FOR THE FOLLOWING ITEMS:

Line 8:		December-02	January-03
	Revenue for Natmin Development deposited by Avatex *	$2,706	$(2,706)
	Refund of overwithholding federal payroll taxes	370	—
	Refund of legal fees paid prior to bankruptcy filing	—	5,476
	Fee paid for copies of Pension Plan	—	12
	Interest on CD maturing in January	—	1,116
	Interest received from Bank One	34	—
	Interest received from Bank of Texas	1,239	3,848
		$4,349	$7,746

Line 25:
	Payment to ADP for processing payroll	$64	$399
	Bank fees charged to accounts	254	121
	Payments related to being public company including stock transfer agent fees		3,667
	Trustee fees paid on behalf of subsidiaries	—	750
	Moving expenses	835	—
	Depository Trust for stockholder lists	180	—
	Payments to various vendors for employee healthcare and life benefits	4,784	5,921
	Payments for retiree benefits under Section 1114	9,009	20,882
		$15,126	$31,740

Line 29:
	Cost of printing bankruptcy notices to stockholders	$—	$1,208
	Shipping charges for bankruptcy notices		$101
	Cost of mailing bankruptcy notices to stockholders	—	7,500
		$—	$8,809

*              Revenue deposited into Natmin Development bank account January 10, 2003.

			SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING			AMOUNT	December-02	January-03
1.	0-30			$7,004	$488
2.	31-60
3.	61-90
4.	91+
5.	TOTAL ACCOUNTS RECEIVABLE		$0	$7,004	$488	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)		$0	$7,004	$488	$0

AGING OF POSTPETITION TAXES AND PAYABLES			MONTH:	Jan-03

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER (ATTACH LIST)
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$3,508				$3,508

STATUS OF POSTPETITION TAXES			MONTH:	Jan-03

FEDERAL			BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1.	WITHHOLDING**			$10,692	$10,692	$0
2.	FICA-EMPLOYEE**			$2,877	$2,877	$0
3.	FICA-EMPLOYER**			$2,877	$2,877	$0
4.	UNEMPLOYMENT			$185	$185	$0
5.	INCOME					$0
6.	OTHER (ATTACH LIST)					$0
7.	TOTAL FEDERAL TAXES		$0	$16,631	$16,631	$0
STATE AND LOCAL
8.	WITHHOLDING
9.	SALES
10.	EXCISE
11.	UNEMPLOYMENT			$82	$82
12.	REAL PROPERTY
13.	PERSONAL PROPERTY
14.	OTHER (ATTACH LIST)
15.	TOTAL STATE & LOCAL		$0	$82	$82	$0
16.	TOTAL TAXES		$0	$16,713	$16,713	$0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to theaccount number. Attach additional sheets if necessary.

			MONTH: Jan-03
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A.:	BANK	Bank One NA	Bank One NA	Bank of Texas	TOTAL
B.:	ACCOUNT NUMBER	1822154009	9320008627	2880638307
C.	PURPOSE (TYPE):	Main Account	Zero balance disb acct	Money Mkt Acct
1.	BALANCE PER BANK STATEMENT	$429,855	$0	$2,805,074	$3,237,450
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0	$16,292		$16,292
4.	OTHER RECONCILING ITEMS	$0			$0
5.	MONTH END BALANCE PER BOOKS	$429,855	$(16,292)	$2,805,074	$3,221,158
6.	NUMBER OF LAST CHECK WRITTEN	no checks written	13155	no checks written

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH — END OF MONTH				$3,221,158

The debtor in possession must complete the reconciliation below for each bank account,

including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.

Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

			MONTH:	Jan-03
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A.:	BANK	Bank of Texas			TOTAL
B.:	ACCOUNT NUMBER	2880638406
C.	PURPOSE (TYPE):	Asset Sales
1.	BALANCE PER BANK STATEMENT	$2,521	$0	$0	$2,521
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0			$0
4.	OTHER RECONCILING ITEMS	$0			$0
5.	MONTH END BALANCE PER BOOKS	$2,521	$0	$0	$2,521
6.	NUMBER OF LAST CHECK WRITTEN	no checks written

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH — END OF MONTH				see page 1

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)—(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	Robert H. Stone	Salary, car allowance	$17,692	$29,642
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$17,692	$29,642

PROFESSIONALS
NAME	DATE OF COUR ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	None
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS	$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Merit Town Trails — office lease	$619	$0	$0
2.	Shurgard Storage — storage lease	$67	$67	$0
3.
4.
5.
6.	TOTAL	$686	$67	$0

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE
		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
See attached sheet

Questionnaire:

1                  Sold fixed assets (excess office furniture and related equipment) pursuant to court order. Deposited funds received in a separate escrow account.

3                  Quarterly trustee fees for three subsidiaries that have no cash were paid by Avatex Corporation. The subsidiaries were Avatex Funding, Inc., Davenport, Inc. and US HealthData Interchange, Inc.

4                  Made payments for retiree health and life benefits required under section 1114 of the Bankruptcy Code.

Insurance Policies:

Type of Policy	Carrier	Period Covered	Payment Amount and Frequency
Directors and Officers	Greenwich Insurance Co.	4/26/00-4/26/03		paid in full
Excess D&O	Executive Risk Indemnity	4/26/00-4/26/03		paid in full
Excess D&O	Travelers Casualty and Surety	4/26/00-4/26/03		paid in full
Commercial Crime	Travelers Casualty and Surety	5/20/02-5/20/03		paid in full
Workers Comp	Hartford Insurance	11/9/02-11/9/03	$408	monthly
Automobile	Hartford Insurance	11/9/02-11/9/03	$8	monthly
Property	Hartford Insurance	11/9/02-11/9/03	$100	monthly
General Liability	Hartford Insurance	11/9/02-11/9/03	$319	monthly
Fiduciary Liability	Greenwich Insurance Co.	5/26/02-5/26/05		paid in full

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

JUDGE: STEVEN A. FELSENTHAL

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: JANUARY 31, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Robert H. Stone
Chief Restructuring Officer
Date: February 18, 2003

PREPARER:

Stephen N. Shapu
Director of Accounting
Date: February 18, 2003

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
ASSETS		AMOUNT	DECEMBER 2002	JANUARY 2003
1.	UNRESTRICTED CASH
2.	RESTRICTED CASH
3.	TOTAL CASH	$0	$0	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES
8.	OTHER (ATTACH LIST)
9.	TOTAL CURRENT ASSETS	$0	$0	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS
14.	OTHER ASSETS — NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$0	$0	$0	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$250
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)			$333
23.	TOTAL POSTPETITION LIABILITIES		$250	$333	$0
PREPETITION LIABILITIES
24.	SECURED DEBT	$14,752,700	$14,752,700	$14,752,700
25.	PRIORITY DEBT	$50	$50	$50
26.	UNSECURED DEBT
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$14,752,750	$14,752,750	$14,752,750
29.	TOTAL LIABILITIES	$14,752,750	$14,753,000	$14,753,083
EQUITY
30.	PREPETITION OWNERS’ EQUITY	$(14,752,750)	$(14,752,750)	$(14,752,750)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(250)	$(333)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY	$(14,752,750)	$(14,753,000)	$(14,753,083)	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$0	$0	$0	$0

ATTACHED LIST FOR THE FOLLOWING ITEMS:

		SCHEDULE	MONTH *	MONTH *
		AMOUNT	December-02	January-03
Line 22:
	Amount due Avatex Corporation (Case No. 02-81268-SAF-11) for payment of US Trustee Fee for Dec 02	$—	$—	$250
	US Trustee Fee Accrual	—	—	83
		$—	$—	$333

*              Monthly amounts are based on GAAP financial statements.

INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER
REVENUES		December-02	January-03		TOTAL
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL				$0
5.	DIRECT LABOR				$0
6.	DIRECT OVERHEAD				$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE
12.	RENT & LEASE
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$0	$0	$0	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$0	$0	$0	$0
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
17.	NON-OPERATING EXPENSE (ATT. LIST)
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION
20.	AMORTIZATION
21.	OTHER (ATTACH LIST
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES	$250	$83		$333
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$250	$83	$0	$333
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(250)	$(83)	$0	$(333)

CASH RECEIPTS AND		MONTH	MONTH	MONTH	QUARTER
DISBURSEMENTS		December-02	January-03		TOTAL
1.	CASH — BEGINNING OF MONTH	$0	$0	$0	$0
RECEIPTS FROM OPERATIONS
2.	CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON — OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)
7.	SALE OF ASSETS
8.	OTHER (ATTACH LIST)
9.	TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10.	TOTAL RECEIPTS	$0	$0	$0	$0
11.	TOTAL CASH AVAILABLE	$0	$0	$0	$0
OPERATING DISBURSEMENTS
12.	NET PAYROLL
13.	PAYROLL TAXES PAID
14.	SALES, USE & OTHER TAXES PAID
15.	SECURED / RENTAL / LEASES
16.	UTILITIES
17.	INSURANCE
18.	INVENTORY PURCHASES
19.	VEHICLE EXPENSES
20.	TRAVEL
21.	ENTERTAINMENT
22.	REPAIRS & MAINTENANCE
23.	SUPPLIES
24.	ADVERTISING
25.	OTHER (ATTACH LIST)
26.	TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES
28.	U.S. TRUSTEE FEES
29.	OTHER (ATTACH LIST)
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$0	$0	$0	$0
32.	NET CASH FLOW	$0	$0	$0	$0
33.	CASH — END OF MONTH	$0	$0	$0	$0

			SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING			AMOUNT	December-02	January-03
1.	0-30
2.	31-60
3.	61-90
4.	91+
5.	TOTAL ACCOUNTS RECEIVABLE		$0	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)		$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES			MONTH:	Jan-03

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER (ATTACH LIST)
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$0	$0	$0	$0	$0

STATUS OF POSTPETITION TAXES			MONTH:	Jan-03

FEDERAL			BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1.	WITHHOLDING**
2.	FICA-EMPLOYEE**
3.	FICA-EMPLOYER**
4.	UNEMPLOYMENT
5.	INCOME
6.	OTHER (ATTACH LIST)
7.	TOTAL FEDERAL TAXES		$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING
9.	SALES
10.	EXCISE
11.	UNEMPLOYMENT
12.	REAL PROPERTY
13.	PERSONAL PROPERTY
14.	OTHER (ATTACH LIST)
15.	TOTAL STATE & LOCAL		$0	$0	$0	$0
16.	TOTAL TAXES		$0	$0	$0	$0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

The debtor in possession must complete the reconciliation below for each bank account,

including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.

Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

			MONTH:	Jan-03
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A.:	BANK	No bank account open			TOTAL
B.:	ACCOUNT NUMBER
C.	PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH — END OF MONTH				$0

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)—(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	None
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS
NAME	DATE OF COUR ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	None
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS	$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	None
2.
3.
4.
5.
6.	TOTAL	$0	$0	$0

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE
		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Additional insured under policies of Avatex Corporation. See the MOR-7 report for Avatex Corporation 02-81268-SAF-11 for details about insurance in force.

ATTACHED LIST FOR THE FOLLOWING ITEMS:

5	Since this company has no cash, the US Trustee Fee due in January, 2003 was paid by Avatex Corporation (Case Number: 02-81268-SAF-11) on behalf of Avatex Funding, Inc.